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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the reference to our firm under the caption "Experts" and to the use of our report, dated April 16, 2004, in the Registration Statement on Form S-11, filed on April 21, 2004 and related Prospectus of Gramercy Capital Corp. for the registration of $200,000,000 of its common stock.

/S/ ERNST & YOUNG LLP New York, New York April 20, 2004

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INDEPENDENT AUDITORS' CONSENT